SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 21, 2005

Date of report (Date of earliest event reported)

Security Capital Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7921	13-3003070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eight Greenwich Office Park, Third Floor, Greenwich, CT		06831
(Address of Principal Executive Offices)		(Zip Code)

203-625-0770

(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 27, 2005, Security Capital Corporation (the “Company”) announced that, on April 21, 2005, it received a letter, dated April 20, 2005, from the American Stock Exchange (the “AMEX”), granting the Company an extension of time until May 2, 2005 to file its annual report on Form 10-K for the fiscal year ended December 31, 2004 (the “2004 Form 10-K”) and regain compliance with the AMEX’s continued listing standards.

The April 20, 2005 letter from the AMEX advised the Company that it is not in compliance with the AMEX’s continued listing standards because the Company had failed to timely file the 2004 Form 10-K, as required pursuant to Section 1101 of the AMEX Company Guide (the “Company Guide”).  The AMEX’s letter noted that, in setting the May 2, 2005 extended due date, the AMEX had determined not to apply the continued listing evaluation and follow-up procedures specified in Section 1009 of the Company Guide.  The AMEX’s letter also noted that the letter constituted a “Warning Letter” pursuant to Section 1009(a)(i) of the Company Guide and notice of failure to satisfy a continued listing standard.

The Company is working diligently to finalize the 2004 Form 10-K, but currently anticipates that the 2004 Form 10-K will not be filed by the May 2, 2005 extended due date.  The Company now believes that it will be able to file the 2004 Form 10-K by May 16, 2005.  As a result of the delay in filing the 2004 Form 10-K and the Company’s previously announced need to select a new independent registered public accounting firm to replace Ernst & Young LLP, the Company currently anticipates that it will not be able to file its Form 10-Q for the quarter ended March 31, 2005 (the “First Quarter Form 10-Q”) by the May 16, 2005 filing deadline.  The Company expects that it will be in a position to file the First Quarter Form 10-Q by June 15, 2005.

On April 27, 2005, the Company issued a press release announcing receipt of the April 20, 2005 letter from the AMEX and the currently expected filing dates for the 2004 Form 10-K and the First Quarter Form 10-Q.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Press Release of Security Capital Corporation, dated April 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2005
SECURITY CAPITAL CORPORATION

	By:	/s/ William R. Schlueter
		Name:	William R. Schlueter
		Title:	Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Security Capital Corporation, dated April 27, 2005.